[LOGO] Merrill Lynch Investment Managers

Annual Report

February 28, 2001

CBA
Money Fund

      www.mlim.ml.com

CBA Money Fund
Dear Shareholder:

For the six-month period ended February 28, 2001, CBA Money Fund paid shareholders a net annualized dividend of 5.83%.* The Fund's seven-day yield as of February 28, 2001 was 5.03%.

The average portfolio maturity for CBA Money Fund at February 28, 2001 was 75 days, compared to 63 days at August 31, 2000.

The Environment

The economic outlook has undergone a reversal since our last report to shareholders dated August 31, 2000. The robust growth of late summer has given way to an abrupt decline in economic activity. During the last half of 2000, corporate earnings were weakened in part by high energy costs and the inability of corporations to pass on higher prices. In addition, revenue growth and sales did not meet overly optimistic targets. Gains in productivity, while real, were not enough to offset these factors. In autumn, the equity markets began to experience stress as these problems became more widespread. The technology sector in particular suffered serious declines. A fall-off in consumer activity followed, with holiday season sales only slightly above those of the previous year, and this was accomplished only by deep discounting at the retail level.

In early January 2001, it became apparent that the decline in manufacturing activity reached levels not seen since the last recession in 1991. This likely prompted the Federal Reserve Board's intermeeting interest rate cut of 50 basis points (0.50%) on January 3, 2001. The unambiguous move by the Federal Open Market Committee (FOMC) stabilized the markets and left investors with the expectation of further interest rate cuts in the near future. An eye-opening decline in consumer confidence in late January gave the Federal Reserve Board more reason to cut the Federal Funds rate by another 50 basis points at its FOMC meeting on January 31, 2001. Although economic news was mixed in February, corporate earnings warnings and new equity market lows triggered capital flight to the short end of the fixed-income market. It is widely expected that the Federal Reserve Board will continue to be aggressive in easing monetary policy in the near term, as it did after the close of the period on March 20, 2001 with another 50 basis point cut.

Portfolio Matters

Going into the second half of 2000, we focused our investment strategy primarily on securities with short-dated maturities inside of year-end, as a flat yield curve provided little incentive to do otherwise. Later, as evidence of a possible economic slowdown mounted, we began extending the average maturity by adding one-year bank product and two-year agency coupons to the portfolio. In mid-February 2001, the money market curve remained sharply inverted, as investors had priced in a good amount of further monetary easing. Ultimately, we trimmed modest amounts of longer-exposure issues and purchased commercial paper with maturities in the three-month, six-month and nine-month sectors. The average life was maintained in a range of 60 days-80 days during the six-month period ended February 28, 2001.

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

The portfolio's composition at the end of the February period and as of our last report is detailed below:

                                                      2/28/01          8/31/00
                                                      -------          -------
Bank Notes ...................................          4.6%             4.0%
Certificates of Deposit ......................          0.8              1.2
Certificates of Deposit--
   European ..................................          5.9              2.3
Certificates of Deposit--
   Yankee+ ...................................         21.1             16.2
Commercial Paper .............................         16.2             45.6
Corporate Notes ..............................          1.8              2.3
Funding Agreements ...........................          5.3              2.5
Medium-Term Notes ............................         15.0             14.1
Promissory Notes .............................          3.3              1.9
Time Deposits ................................          0.1               --
US Government &
   Agency Obligations--
   Discount Notes ............................          4.3               --
US Government &
   Agency Obligations--
   Non-Discount Notes ........................         20.3              9.3
Other Assets Less Liabilities ................          1.3              0.6
                                                      -----            -----
Total ........................................        100.0%           100.0%
                                                      =====            =====

+     US branches of foreign banks.

In Conclusion

We appreciate your continued support of CBA Money Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Richard J. Mejzak

Richard J. Mejzak
Vice President and Portfolio Manager

March 30, 2001

--------------------------------------------------------------------------------
We are pleased to announce that Richard J. Mejzak is responsible for the day-to-day management of CBA Money Fund. Mr. Mejzak has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1995 as Vice President.
--------------------------------------------------------------------------------

CBA Money Fund
Schedule of Investments as of February 28, 2001                   (in Thousands)

                              Face            Interest       Maturity
Issue                        Amount             Rate*          Date           Value
-------------------------------------------------------------------------------------
                                Bank Notes--4.6%
-------------------------------------------------------------------------------------
Bank of America, NA         $ 30,000           5.65+%        6/06/2001     $   29,998
-------------------------------------------------------------------------------------
Comerica Bank                 25,000           5.64+         6/01/2001         24,998
-------------------------------------------------------------------------------------
Total Bank Notes (Cost--$54,996)......................................         54,996
-------------------------------------------------------------------------------------
                         Certificates of Deposit--0.8%
-------------------------------------------------------------------------------------
SouthTrust Bank, NA           10,000           6.50          6/06/2001         10,040
-------------------------------------------------------------------------------------
Total Certificates of Deposit (Cost--$10,003).........................         10,040
-------------------------------------------------------------------------------------
                   Certificates of Deposit--European--5.9%
-------------------------------------------------------------------------------------
Landesbank Baden-             13,000           5.58          4/23/2001         13,004
Wurttemberg                   15,000           5.12          2/07/2002         15,036
-------------------------------------------------------------------------------------
Norddeutsche                  12,000           5.53          4/26/2001         12,005
Landesbank
Girozentrale
-------------------------------------------------------------------------------------
Svenska                       30,000           6.61         11/26/2001         30,367
Handelsbanken AB
-------------------------------------------------------------------------------------
Total Certificates of Deposit--European
(Cost--$70,015).......................................................         70,412
-------------------------------------------------------------------------------------
                   Certificates of Deposit--Yankee--21.1%
-------------------------------------------------------------------------------------
Banco Bilbao Vizcaya          27,000           6.88          8/24/2001         27,231
Argentoria SA
-------------------------------------------------------------------------------------
Bayerische Landesbank         27,000           6.61          3/07/2001         27,003
Girozentrale
-------------------------------------------------------------------------------------
Commerzbank AG                10,000           7.09          6/22/2001         10,057
                              17,000           7.00          8/02/2001         17,133
                              23,000           6.89          8/20/2001         23,193
-------------------------------------------------------------------------------------
Landesbank Hessen-            50,000           6.045         9/24/2001         50,300
Thuringen Girozentrale
-------------------------------------------------------------------------------------
Royal Bank of Canada          50,000           5.615+        7/06/2001         50,000
-------------------------------------------------------------------------------------
Svenska                       23,000           6.98          7/12/2001         23,150
Handelsbanken AB
-------------------------------------------------------------------------------------
Westdeutsche                  25,000           5.481+        3/23/2001         24,999
Landesbank
Girozentrale
-------------------------------------------------------------------------------------
Total Certificates of Deposit--Yankee
(Cost--$251,980)......................................................        253,066
-------------------------------------------------------------------------------------
                          Commercial Paper--16.2%
-------------------------------------------------------------------------------------
AT&T Corp.                    30,000           5.513+        3/08/2001         30,000
                              16,000           5.699+        7/13/2001         15,969
-------------------------------------------------------------------------------------
BASF AG                       10,000           5.50          3/02/2001          9,997
-------------------------------------------------------------------------------------
Bavaria TRR Corp.              5,000           5.50          3/12/2001          4,991
-------------------------------------------------------------------------------------
CXC Incorporated              10,000           6.35          3/07/2001          9,989
-------------------------------------------------------------------------------------
Centric Capital Corp.          9,500           5.50          3/08/2001          9,488
-------------------------------------------------------------------------------------
Delaware Funding              10,152           6.35          3/09/2001         10,138
Corp.                         40,000           6.38          3/12/2001         39,925
-------------------------------------------------------------------------------------
Goldman Sachs                  4,810           6.45%         3/30/2001          4,788
Group, Inc.
-------------------------------------------------------------------------------------
Greyhawk Funding,              9,497           5.25          5/04/2001          9,412
LLC
-------------------------------------------------------------------------------------
Lone Star Funding, LLC         7,000           5.27          5/15/2001          6,928
-------------------------------------------------------------------------------------
Mont Blanc Capital             8,000           5.51          3/19/2001          7,977
Corp.
-------------------------------------------------------------------------------------
Monte Rosa Capital            10,000           5.52          3/13/2001          9,980
Corp.
-------------------------------------------------------------------------------------
Park Avenue                   10,000           5.50          3/15/2001          9,977
Receivables Corp.
-------------------------------------------------------------------------------------
Unilever Capital Corp.        15,000           6.708+        9/07/2001         15,003
-------------------------------------------------------------------------------------
Total Commercial Paper (Cost--$194,562)...............................        194,562
-------------------------------------------------------------------------------------
                           Corporate Notes--1.8%
-------------------------------------------------------------------------------------
Associates Corp.              12,000           6.464+        6/26/2001         12,011
of North America
-------------------------------------------------------------------------------------
LINCS, Series 1998-2          10,000           5.569+        3/01/2001         10,000
-------------------------------------------------------------------------------------
Total Corporate Notes (Cost--$22,000).................................         22,011
-------------------------------------------------------------------------------------
                         Funding Agreements--5.3%
-------------------------------------------------------------------------------------
Jackson National              25,000           5.675+        5/01/2001         25,000
Life Insurance Co.
-------------------------------------------------------------------------------------
Metropolitan Life             13,000           5.675+        5/01/2001         13,000
Insurance Company
-------------------------------------------------------------------------------------
Monumental Life               10,000           5.77+         8/17/2001         10,000
Insurance Co.
-------------------------------------------------------------------------------------
New York Life                 10,000           5.634+        5/31/2001         10,000
Insurance Company
-------------------------------------------------------------------------------------
Principal Life                 5,000           5.725+        5/16/2001          5,000
Insurance Company
-------------------------------------------------------------------------------------
Total Funding Agreements (Cost--$63,000)..............................         63,000
-------------------------------------------------------------------------------------
                         Medium-Term Notes--15.0%
-------------------------------------------------------------------------------------
Citigroup                     23,500           5.541+        6/06/2001         23,500
---------------------------------------------------------------------------------------
Ford Motor                    32,320           7.00          9/25/2001         32,644
Credit Company
-------------------------------------------------------------------------------------
General Motors                20,000           5.615+        7/09/2001         19,996
Acceptance Corp.
-------------------------------------------------------------------------------------
Goldman Sachs                  5,000           5.804+        3/15/2002          5,000
Group, Inc.
-------------------------------------------------------------------------------------
Household Finance             40,000           6.715+        7/20/2001         40,011
Corp.                          9,100           5.465+        8/24/2001          9,105
-------------------------------------------------------------------------------------
Morgan Stanley,               50,000           5.55+         3/16/2001         50,000
Dean Witter & Co.
-------------------------------------------------------------------------------------
Total Medium-Term Notes (Cost--$179,965)..............................        180,256
-------------------------------------------------------------------------------------

CBA Money Fund
Schedule of Investments as of February 28, 2001 (concluded)       (in Thousands)

                              Face            Interest       Maturity
Issue                        Amount             Rate*          Date           Value
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Promissory Notes--3.3%
-------------------------------------------------------------------------------------
Goldman Sachs               $ 40,000          5.635+%        3/21/2001     $   40,000
Group, Inc.
-------------------------------------------------------------------------------------
Total Promissory Notes (Cost--$40,000)................................         40,000
                            Time Deposits--0.1%
-------------------------------------------------------------------------------------
Westdeutsche                     514          5.531          3/01/2001            514
Landesbank
Girozentrale
-------------------------------------------------------------------------------------
Total Time Deposits (Cost--$514)......................................            514
-------------------------------------------------------------------------------------
                      US Government & Agency Obligations--
                              Discount Notes--4.3%
-------------------------------------------------------------------------------------
Federal Home                  10,000          5.65          12/10/2001          9,642
Loan Banks                    21,210          4.85          12/28/2001         20,402
                               5,096          4.85          12/31/2001          4,900
                               2,000          4.79           1/25/2002          1,917
                               5,000          4.75           2/04/2002          4,787
-------------------------------------------------------------------------------------
Federal National              10,000          4.82           2/08/2002          9,570
Mortgage Association
-------------------------------------------------------------------------------------
Total US Government & Agency Obligations--
Discount Notes (Cost--$51,008)........................................         51,218
-------------------------------------------------------------------------------------
                      US Government & Agency Obligations--
                            Non-Discount Notes--20.3%
-------------------------------------------------------------------------------------
Federal Home                $ 25,000          5.556+%       11/09/2001         25,000
Loan Banks
-------------------------------------------------------------------------------------
Federal National              10,000          5.37           4/05/2001         10,002
Mortgage                      40,000          5.135+         9/17/2001         39,983
Association                   40,000          6.02          12/20/2001         40,388
-------------------------------------------------------------------------------------
Student Loan                  20,000          5.355+         8/23/2001         19,996
Marketing                    100,000          5.335+         4/24/2002         99,989
Association
-------------------------------------------------------------------------------------
US Treasury                    8,200          5.00           4/30/2001         8,199
Notes
-------------------------------------------------------------------------------------
Total US Government & Agency
Obligations--Non-Discount Notes
(Cost--$243,168)......................................................        243,557
-------------------------------------------------------------------------------------
Total Investments (Cost--$1,181,211)--98.7%...........................      1,183,632

Other Assets Less Liabilities--1.3%...................................         15,918
                                                                           ----------

Net Assets--100.0%....................................................     $1,199,550
                                                                           ==========
=====================================================================================

* Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are those in effect at February 28, 2001.
+     Variable rate notes.

      See Notes to Financial Statements.

CBA Money Fund
Statement of Assets and Liabilities as of February 28, 2001

Assets:
Investments, at value (identified cost--$1,181,211,450*) ............................                        $1,183,632,413
Cash ................................................................................                               500,214
Interest receivable .................................................................                            12,992,007
Prepaid registration fees and other assets ..........................................                             4,826,560
                                                                                                             --------------
Total assets ........................................................................                         1,201,951,194
                                                                                                             --------------
Liabilities:
Payables:
   Transfer agent ...................................................................     $    1,182,545
   Distributor ......................................................................            540,904
   Investment adviser ...............................................................            397,081          2,120,530
                                                                                          --------------
Accrued expenses and other liabilities ..............................................                               280,832
                                                                                                             --------------
Total liabilities ...................................................................                             2,401,362
                                                                                                             --------------
Net Assets ..........................................................................                        $1,199,549,832
                                                                                                             ==============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                         $  119,712,887
Paid-in capital in excess of par ....................................................                         1,077,415,982
Unrealized appreciation on investments--net .........................................                             2,420,963
                                                                                                             --------------
Net Assets--Equivalent to $1.00 per share based on 1,197,128,869 shares of beneficial
interest outstanding ................................................................                        $1,199,549,832
                                                                                                             ==============

* The aggregate cost of investments at February 28, 2001 for Federal income tax purposes was $1,181,211,450. As of February 28, 2001, net unrealized appreciation for Federal income tax purposes amounted to $2,420,963, of which $2,452,613 related to appreciated securities and $31,650 related to depreciated securities.

      See Notes to Financial Statements.

CBA Money Fund
Statement of Operations for the Year Ended February 28, 2001

Investment Income:
Interest and amortization of premium and discount earned ......................................                     $   125,905,434

Expenses:
Investment advisory fees ......................................................................    $   8,223,621
Transfer agent fees ...........................................................................        3,270,371
Distribution fees .............................................................................        2,417,384
Accounting services ...........................................................................          274,343
Registration fees .............................................................................          149,405
Printing and shareholder reports ..............................................................          127,370
Custodian fees ................................................................................          109,162
Professional fees .............................................................................           78,793
Trustees' fees and expenses ...................................................................           39,108
Pricing expenses ..............................................................................            5,331
Other .........................................................................................           26,383
                                                                                                   -------------
Total expenses ................................................................................                          14,721,271
                                                                                                                    ---------------
Investment Income--Net ........................................................................                         111,184,163

Realized Gain on Investments--Net .............................................................                             242,553

Change in Unrealized Appreciation/Depreciation on Investments--Net ............................                           3,898,721
                                                                                                                    ---------------
Net Increase in Net Assets Resulting from Operations ..........................................                     $   115,325,437
                                                                                                                    ===============

See Notes to Financial Statements.

                                                                                                          For the Year Ended
                                                                                                 -----------------------------------
CBA Money Fund                                                                                    February 28,        February 29,
Statements of Changes in Net Assets                                                                   2001                2000
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:

Operations:
Investment income--net ........................................................................  $   111,184,163    $   115,384,496
Realized gain (loss) on investments--net ......................................................          242,553            (16,789)
Change in unrealized appreciation/depreciation on investments--net ............................        3,898,721           (770,957)
                                                                                                 ---------------    ---------------
Net increase in net assets resulting from operations ..........................................      115,325,437        114,596,750
                                                                                                 ---------------    ---------------
Dividends & Distributions to Shareholders:
Investment income--net ........................................................................     (111,184,163)      (115,367,707)
Realized gain on investments--net .............................................................         (242,553)                --
                                                                                                 ---------------    ---------------
Net decrease in net assets resulting from dividends and distributions to shareholders .........     (111,426,716)      (115,367,707)
                                                                                                 ---------------    ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares ..............................................................    2,765,125,774      5,672,897,263
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions      111,179,385        115,146,469
                                                                                                 ---------------    ---------------
                                                                                                   2,876,305,159      5,788,043,732
Cost of shares redeemed .......................................................................   (4,106,542,257)    (5,918,673,300)
                                                                                                 ---------------    ---------------
Net decrease in net assets derived from beneficial interest transactions ......................   (1,230,237,098)      (130,629,568)
                                                                                                 ---------------    ---------------
Net Assets:
Total decrease in net assets ..................................................................   (1,226,338,377)      (131,400,525)
Beginning of year .............................................................................    2,425,888,209      2,557,288,734
                                                                                                 ---------------    ---------------
End of year ...................................................................................  $ 1,199,549,832    $ 2,425,888,209
                                                                                                 ===============    ===============

See Notes to Financial Statements.

CBA Money Fund
Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             For the
The following per share data and ratios have been derived      For the        For the                      Year Ended
from information provided in the financial statements.        Year Ended    Year Ended                    February 28,
                                                             February 28,   February 29,     ---------------------------------------
Increase (Decrease) in Net Asset Value:                           2001          2000           1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ........................   $     1.00     $     1.00     $     1.00     $     1.00    $     1.00
                                                              ----------     ----------     ----------     ----------    ----------
   Investment income--net .................................        .0567          .0473          .0478          .0497         .0475
   Realized and unrealized gain (loss) on investments-- net        .0021         (.0003)        (.0002)         .0001            --*
                                                              ----------     ----------     ----------     ----------    ----------
Total from investment operations ..........................        .0588          .0470          .0476          .0498         .0475
                                                              ----------     ----------     ----------     ----------    ----------
Less dividends and distributions:
   Investment income--net .................................       (.0567)        (.0473)        (.0478)        (.0497)       (.0475)
   Realized gain on investments--net ......................       (.0001)            --         (.0001)        (.0001)           --*
                                                              ----------     ----------     ----------     ----------    ----------
Total dividends and distributions .........................       (.0568)        (.0473)        (.0479)        (.0498)       (.0475)
                                                              ----------     ----------     ----------     ----------    ----------
Net asset value, end of year ..............................   $     1.00     $     1.00     $     1.00     $     1.00    $     1.00
                                                              ==========     ==========     ==========     ==========    ==========
Total Investment Return+ ..................................        5.83%          5.09%          4.91%          5.10%         4.87%
                                                              ==========     ==========     ==========     ==========    ==========
Ratios to Average Net Assets:
Expenses, net of reimbursement ............................         .75%           .70%           .70%           .70%          .69%
                                                              ==========     ==========     ==========     ==========    ==========
Expenses ..................................................         .75%           .70%           .73%           .74%          .73%
                                                              ==========     ==========     ==========     ==========    ==========
Investment income and realized gain on
investments--net ..........................................        5.67%          4.68%          4.79%          4.98%         4.71%
                                                              ==========     ==========     ==========     ==========    ==========
Supplemental Data:
Net assets, end of year (in thousands) ....................   $1,199,550     $2,425,888     $2,557,289     $2,360,682    $2,236,660
                                                              ==========     ==========     ==========     ==========    ==========

*     Amount is less than $.0001 per share.
+ The Fund's Investment Adviser waived a portion of its management fee when applicable. Without such waiver, the Fund's performance would have been lower. See Notes to Financial Statements.

CBA Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:

CBA Money Fund (the "Fund") is a money fund whose shares are offered to subscribers to the Capital Builder Account service of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") and to subscribers to the Broadcort Capital Account service of Broadcort Capital Corp. ("Broadcort"). Shares may also be purchased by individual investors not subscribing to these services, but such investors will not receive any of the special features offered as a part of such services. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Repurchase agreements--The Fund invests in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the first $500 million of average daily net assets, .425% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .375% of average daily net assets in excess of $1 billion.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which MLPF&S and Broadcort each receive a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund attributable to subscribers to the respective Capital Builder Account and Broadcort Capital Account programs. The MLPF&S distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The Broadcort distribution fee is to compensate selected dealers for activities and services related to the sale, promotion and marketing of shares of the Fund. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S or Broadcort in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $230,727 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Beneficial Interest Transactions:

The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

CBA Money Fund
Independent Auditors' Report

The Board of Trustees and Shareholders,
CBA Money Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CBA Money Fund as of February 28, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CBA Money Fund as of February 28, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
April 11, 2001

CBA Money Fund
Important Tax Information (unaudited)

Of the Fund's ordinary income dividends paid during the year ended February 28, 2001, 6.25% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro-rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Additionally, the Fund paid a long-term capital gains distribution of $.0000007 per share to shareholders of record on April 6, 2000. The entire distribution is subject to a maximum 20% tax rate.

Please retain this information for your records.


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CBA Money Fund
Officers and Trustees

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Kevin J. McKenna--Senior Vice President
Richard J. Mejzak--Vice President
Donald C. Burke--Vice President and Treasurer
Phillip S. Gillespie--Secretary

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Arthur Zeikel, Trustee and Joseph T. Monagle Jr., Senior Vice President of CBA
Money Fund, have recently retired. The Fund's Board of Trustees wishes Messrs. Zeikel and Monagle well in their retirements.
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Custodian

State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CBA account, call (800) 247-6400.


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[LOGO] Merrill Lynch    Investment Managers
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This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CBA Money Fund
Box 9011
Princeton, NJ
08543-9011

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